Exhibit 99.1

FS/KKR Advisor Announces Shareholder Approval of Merger of FS KKR Capital

Corp. and FS KKR Capital Corp. II

PHILADELPHIA and NEW YORK – May 24, 2021 – FS/KKR Advisor, LLC (FS/KKR), a partnership between FS Investments and KKR Credit Advisors (US), today announced that the shareholders of each of FS KKR Capital Corp. (NYSE: FSK) and FS KKR Capital Corp. II (NYSE: FSKR), two publicly traded business development companies (“BDCs”) advised by FS/KKR, have voted to approve all necessary proposals related to the merger of FSK and FSKR at each company’s special meetings of shareholders held on May 21, 2021.

Subject to the satisfaction of certain other closing conditions, FS/KKR currently expects the merger to close on or around June 16, 2021. FSK will be the surviving entity and will continue to be managed by FS/KKR and trade on the New York Stock Exchange under the ticker symbol “FSK”.

Michael Forman, Chairman and Chief Executive Officer of FSK and FSKR, commented, “We are pleased shareholders of both FSK and FSKR have voted in favor of the proposed merger. The combination of FSK and FSKR represents an important milestone in our long-term strategic plan as we create a single company with approximately $15 billion in assets.”

Dan Pietrzak, Chief Investment Officer and Co-President of FSK and FSKR, said, “The merger of FSK and FSKR represents a significant step forward for the FS KKR franchise, as well as the collective BDC industry. The combined company will operate with a diversified investment portfolio, enhanced access to the capital markets, and will have over $3 billion of available growth capital to invest over the coming quarters.”

Upon the closing of the merger, shareholders of FSKR will receive a number of FSK shares with a net asset value (NAV) equal to the NAV of the shares they hold in FSKR, with NAV determined shortly before the closing. Shareholders of FSK and FSKR will be paid their regular distribution, as well as any remaining undistributed net investment income and capital gains in the case of FSKR, on or around July 2, 2021. For shareholders of FSKR, this will be an all-cash distribution that is not eligible for reinvestment as FSKR’s distribution reinvestment plan has been suspended in preparation for the closing of the merger. Post-merger, FSK intends to continue to pay distributions on a quarterly basis, with the first distribution payment expected to be declared in August 2021 and paid in early October 2021.

About FS KKR Capital Corp.

FSK is a leading publicly traded business development company (BDC) focused on providing customized credit solutions to private middle market U.S. companies. FSK seeks to invest primarily in the senior secured debt and, to a lesser extent, the subordinated debt of private middle market companies. FSK is advised by FS/KKR Advisor, LLC. For more information, please visit www.fskkradvisor.com/fsk.

About FS KKR Capital Corp. II

FSKR is a leading publicly traded business development company (BDC) focused on providing customized credit solutions to private middle market U.S. companies. FSKR seeks to invest primarily in the senior secured debt and, to a lesser extent, the subordinated debt of private middle market companies. FSKR is advised by FS/KKR Advisor, LLC. For more information, please visit www.fskkradvisor.com/fskr.

About FS/KKR Advisor, LLC

FS/KKR Advisor, LLC is a partnership between FS Investments and KKR Credit that serves as the investment adviser to BDCs with approximately $15 billion in assets under management as of March 31, 2021. The BDCs managed by FS/KKR Advisor, LLC are FS KKR Capital Corp. (NYSE: FSK) and FS KKR Capital Corp. II (NYSE: FSKR).

FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth, and focuses on setting industry standards for investor protection, education and transparency. FS Investments is headquartered in Philadelphia, PA with offices in New York, NY, Orlando, FL and Leawood, KS. Visit www.fsinvestments.com to learn more.

KKR Credit is a subsidiary of KKR & Co. Inc., a leading global investment firm that manages multiple alternative asset classes, including private equity, credit and real assets, with strategic manager partnerships that manage hedge funds. KKR aims to generate attractive investment returns for its fund investors by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation with KKR portfolio companies. KKR invests its own capital alongside the capital it manages for fund investors and provides financing solutions and investment opportunities through its capital markets business. References to KKR’s investments may include the activities of its sponsored funds. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR’s website at www.kkr.com and on Twitter @KKR_Co.

Contact Information:

Investor Relations Contact

Robert Paun

robert.paun@fsinvestments.com

Media (FS Investments)

Melanie Hemmert

media@fsinvestments.com

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FSK and FSKR (together, the Funds). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to a Fund’s operations or the economy generally due to terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in a Fund’s operating area, failure to consummate the business combination transaction involving the Funds, the price at which shares of FSK’s and FSKR’s common stock trade on the New York Stock Exchange, uncertainties as to the timing of the consummation of the business combination transaction involving the Funds, unexpected costs, charges or expenses resulting from the business combination transaction involving the Funds and failure to realize the anticipated benefits of the business combination transaction involving the Funds. Some of these factors are enumerated in the filings the Funds made with the SEC and are also included in the Prospectus. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving the Funds. In connection with the business combination, the Funds have filed relevant materials with the SEC, including a registration statement on Form N-14, which includes a joint proxy statement of the Funds and a prospectus of FSK (the “Prospectus”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS, THE BUSINESS COMBINATION TRANSACTION INVOLVING THE FUNDS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov, FSK’s website, https://www.fskkradvisor.com/fsk or FSKR’s website, https://www.fskkradvisor.com/fskr.